Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
REVENUES:
Minimum rents	$170,239	$170,491	$339,060	$342,428
Percentage rents	2,127	1,604	6,140	6,408
Other rents	4,598	4,142	9,174	8,422
Tenant reimbursements	76,347	81,695	156,170	163,179
Management, development and leasing fees	1,601	1,615	3,307	4,080
Other	7,234	6,977	14,471	13,067
Total revenues	262,146	266,524	528,322	537,584

EXPENSES:
Property operating	37,514	39,355	76,411	83,372
Depreciation and amortization	70,652	75,793	142,664	154,104
Real estate taxes	24,866	24,449	49,858	48,603
Maintenance and repairs	13,561	13,416	29,745	29,410
General and administrative	10,321	10,893	21,395	22,372
Loss on impairment of real estate	25,435	-	25,435	-
Other	6,415	5,914	13,116	11,071
Total expenses	188,764	169,820	358,624	348,932
Income from operations	73,382	96,704	169,698	188,652
Interest and other income	948	1,362	1,999	2,943
Interest expense	(73,341)	(72,842)	(146,801)	(144,727)
Loss on impairment of investment	-	-	-	(7,706)
Gain (loss) on sales of real estate assets	1,149	72	2,015	(67)
Equity in earnings of unconsolidated affiliates	409	62	948	1,596
Income tax benefit (provision)	1,911	(152)	3,788	(755)
Income from continuing operations	4,458	25,206	31,647	39,936
Operating income of discontinued operations	59	86	73	20
Loss on discontinued operations	-	(12)	-	(72)
Net income	4,517	25,280	31,720	39,884
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	2,723	(5,109)	(1,387)	(6,415)
Other consolidated subsidiaries	(6,124)	(6,580)	(12,261)	(12,711)
Net income attributable to the Company	1,116	13,591	18,072	20,758
Preferred dividends	(8,358)	(5,454)	(14,386)	(10,909)
Net income (loss) attributable to common shareholders	$(7,242)	$8,137	$3,686	$9,849
Basic per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.05)	$0.10	$0.03	$0.13
Discontinued operations	-	-	-	-
Net income (loss) attributable to common shareholders	$(0.05)	$0.10	$0.03	$0.13
Weighted average common shares outstanding	138,068	82,187	138,018	74,341

Diluted per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.05)	$0.10	$0.03	$0.13
Discontinued operations	-	-	-	-
Net income (loss) attributable to common shareholders	$(0.05)	$0.10	$0.03	$0.13

Weighted average common and potential dilutive common shares outstanding	138,112	82,226	138,059	74,378

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(7,285)	$8,092	$3,633	$9,880
Discontinued operations	43	45	53	(31)
Net income (loss) attributable to common shareholders	$(7,242)	$8,137	$3,686	$9,849

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income (loss) attributable to common shareholders	$(7,242)	$8,137	$3,686	$9,849
Noncontrolling interest in income (loss) of operating partnership	(2,723)	5,109	1,387	6,415
Depreciation and amortization expense of:
Consolidated properties	70,652	75,793	142,664	154,104
Unconsolidated affiliates	8,486	7,555	15,371	15,064
Non-real estate assets	(219)	(243)	(438)	(490)
Noncontrolling interests' share of depreciation and amortization	(311)	(64)	(456)	(265)
Loss on discontinued operations	-	12	-	72
Funds from operations of the operating partnership	68,643	96,299	162,214	184,749
Loss on impairment of real estate	25,435	-	25,435	-
Funds from operations of the operating partnership, excluding loss on impairment of real estate	$94,078	$96,299	$187,649	$184,749

Funds from operations per diluted share	$0.36	$0.72	$0.85	$1.47
Loss on impairment of real estate per diluted share (1)	0.13	-	0.14	-
Funds from operations, excluding loss on impairment of real estate, per diluted share	$0.49	$0.72	$0.99	$1.47
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,061	133,969	190,008	125,558

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:

Funds from operations of the operating partnership	$68,643	$96,299	$162,214	$184,749
Percentage allocable to Company shareholders (2)	72.66%	61.37%	72.65%	59.23%
Funds from operations allocable to Company shareholders	$49,876	$59,099	$117,848	$109,427

Funds from operations of the operating partnership, excluding loss on impairment of real estate	$94,078	$96,299	$187,649	$184,749
Percentage allocable to common shareholders (2)	72.66%	61.37%	72.65%	59.23%
Funds from operations allocable to Company shareholders, excluding loss on impairment of real estate	$68,357	$59,099	$136,327	$109,427

(1)	Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.  See the reconciliation of shares and operating partnership units on page 5.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

SUPPLEMENTAL FFO INFORMATION
(in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Lease termination fees	$1,617	$1,129	$2,148	$3,671
Lease termination fees per share	$0.01	$0.01	$0.01	$0.03

Straight-line rental income	$1,446	$1,570	$2,762	$3,301
Straight-line rental income per share	$0.01	$0.01	$0.01	$0.03

Gains on outparcel sales	$1,244	$154	$2,060	$579
Gains on outparcel sales per share	$0.01	$-	$0.01	$-

Amortization of acquired above- and below-market leases	$724	$1,532	$1,562	$3,080
Amortization of acquired above- and below-market leases per share	$-	$0.01	$0.01	$0.02

Amortization of debt premiums	$1,268	$1,707	$2,930	$3,742
Amortization of debt premiums per share	$0.01	$0.01	$0.02	$0.03

Income tax benefit (provision)	$1,911	$(152)	$3,788	$(755)
Income tax benefit (provision) per share	$0.01	$-	$0.02	$(0.01)

Abandoned projects expense	$260	$67	$359	$143
Abandoned projects expense per share	$-	$-	$-	$-

Loss on impairment of real estate	$(25,435)	$-	$(25,435)	$-
Loss on impairment of real estate per share	$(0.13)	$-	$(0.13)	$-

Loss on impairment of investment	$-	$-	$-	$(7,706)
Loss on impairment of investment per share	$-	$-	$-	$(0.06)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income attributable to the Company	$1,116	$13,591	$18,072	$20,758

Adjustments:
Depreciation and amortization	70,652	75,793	142,664	154,104
Depreciation and amortization from unconsolidated affiliates	8,486	7,555	15,371	15,064
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(311)	(64)	(456)	(265)
Interest expense	73,341	72,842	146,801	144,727
Interest expense from unconsolidated affiliates	8,503	7,497	15,731	15,362
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(379)	(189)	(613)	(462)
Abandoned projects expense	260	67	359	143
(Gain) loss on sales of real estate assets	(1,149)	(72)	(2,015)	67
Gain on sales of real estate assets of unconsolidated affiliates	(160)	(82)	(110)	(646)
Loss on impairment of investment	-	-	-	7,706
Loss on impairment of real estate	25,435	-	25,435	-
Income tax (benefit) provision	(1,911)	152	(3,788)	755
Net income (loss) attributable to noncontrolling interests in operating partnership	(2,723)	5,109	1,387	6,415
Loss on discontinued operations	-	12	-	72
Operating partnership's share of total NOI	181,160	182,211	358,838	363,800
General and administrative expenses	10,321	10,893	21,395	22,372
Management fees and non-property level revenues	(6,826)	(4,594)	(12,143)	(10,657)
Operating partnership's share of property NOI	184,655	188,510	368,090	375,515
Non-comparable NOI	(4,831)	(3,130)	(8,390)	(6,454)
Total same-center NOI	$179,824	$185,380	$359,700	$369,061
Total same-center NOI percentage change	-3.0%		-2.5%

Total same-center NOI	$179,824	$185,380	$359,700	$369,061
Less lease termination fees	(1,617)	(1,141)	(2,148)	(3,614)
Total same-center NOI, excluding lease termination fees	$178,207	$184,239	$357,552	$365,447

Malls	$160,884	$165,669	$323,189	$329,335
Associated centers	7,892	8,131	15,686	15,951
Community centers	4,414	4,449	8,529	8,726
Office and other	5,017	5,990	10,148	11,435
Total same-center NOI, excluding lease termination fees	$178,207	$184,239	$357,552	$365,447

Percentage Change:
Malls	-2.9%		-1.9%
Associated centers	-2.9%		-1.7%
Community centers	-0.8%		-2.3%
Office and other	-16.2%		-11.3%
Total same-center NOI, excluding lease termination fees	-3.3%		-2.2%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	June 30, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,009,395	$1,446,472	$5,455,867
Noncontrolling interests' share of consolidated debt	(24,850)	(928)	(25,778)
Company's share of unconsolidated affiliates' debt	422,013	167,576	589,589
Company's share of consolidated and unconsolidated debt	$4,406,558	$1,613,120	$6,019,678
Weighted average interest rate	5.90%	2.75%	5.06%

	June 30, 2009
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,541,048	$1,147,554	$5,688,602
Noncontrolling interests' share of consolidated debt	(23,424)	(928)	(24,352)
Company's share of unconsolidated affiliates' debt	407,022	181,282	588,304
Company's share of consolidated and unconsolidated debt	$4,924,646	$1,327,908	$6,252,554
Weighted average interest rate	5.98%	1.68%	5.06%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2010
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,024	$12.44	$2,363,899
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,330	250.00	332,500
Total market equity			2,811,399
Company's share of total debt			6,019,678
Total market capitalization			$8,831,077
Debt-to-total-market capitalization ratio			68.2%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2010.  The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
2010:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	138,068	138,112	138,018	138,059
Weighted average operating partnership units	51,949	51,949	51,949	51,949
Weighted average shares- FFO	190,017	190,061	189,967	190,008

2009:
Weighted average shares - EPS	82,187	82,226	74,341	74,378
Weighted average operating partnership units	51,743	51,743	51,180	51,180
Weighted average shares- FFO	133,930	133,969	125,521	125,558

Dividend Payout Ratio
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Weighted average dividend per share	$0.22690	$0.15385	$0.45796	$0.53291
FFO per diluted, fully converted share	$0.36	$0.72	$0.85	$1.47
Dividend payout ratio	63.0%	21.4%	53.9%	36.3%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Consolidated Balance Sheets
(Unaudited,  in thousands except share data)

ASSETS	June 30, 2010	December 31, 2009

Real estate assets:
Land	$943,492	$946,750
Buildings and improvements	7,557,570	7,569,015
	8,501,062	8,515,765
Accumulated depreciation	(1,612,950)	(1,505,840)
	6,888,112	7,009,925
Developments in progress	99,748	85,110
Net investment in real estate assets	6,987,860	7,095,035
Cash and cash equivalents	60,649	48,062
Receivables:
Tenant, net of allowance	69,268	73,170
Other	13,240	8,162
Mortgage and other notes receivable	38,025	38,208
Investments in unconsolidated affiliates	214,682	186,523
Intangible lease assets and other assets	273,253	279,950
	$7,656,977	$7,729,110

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY

Mortgage and other indebtedness	$5,455,867	$5,616,139
Accounts payable and accrued liabilities	290,347	248,333
Total liabilities	5,746,214	5,864,472
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	25,933	22,689
Redeemable noncontrolling preferred joint venture interest	421,562	421,570
Total redeemable noncontrolling interests	447,495	444,259
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,330,000 and 700,000 shares outstanding in 2010 and 2009, respectively	13	7
Common Stock, $.01 par value, 350,000,000 shares authorized, 138,075,609 and 137,888,408 issued and outstanding in 2010 and 2009, respectively	1,381	1,379
Additional paid-in capital	1,508,116	1,399,654
Accumulated other comprehensive income	4,310	491
Accumulated deficit	(335,173)	(283,640)
Total shareholders' equity	1,178,652	1,117,896
Noncontrolling interests	284,616	302,483
Total equity	1,463,268	1,420,379
	$7,656,977	$7,729,110

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

 Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
EBITDA:
Net income attributable to the Company	$1,116	$13,591	$18,072	$20,758

Adjustments:
Depreciation and amortization	70,652	75,793	142,664	154,104
Depreciation and amortization from unconsolidated affiliates	8,486	7,555	15,371	15,064
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(311)	(64)	(456)	(265)
Interest expense	73,341	72,842	146,801	144,727
Interest expense from unconsolidated affiliates	8,503	7,497	15,731	15,362
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(379)	(189)	(613)	(462)
Income and other taxes	(1,327)	1,495	(3,037)	2,297
Loss on impairment of investment	-	-	-	7,706
Loss on impairment of real estate	25,435	-	25,435	-
Abandoned projects	260	67	359	143
Net income (loss) attributable to noncontrolling interests in operating partnership	(2,723)	5,109	1,387	6,415
Loss on discontinued operations	-	12	-	72
Company's share of total EBITDA	$183,053	$183,708	$361,714	$365,921

Interest Expense:
Interest expense	$73,341	$72,842	$146,801	$144,727
Interest expense from unconsolidated affiliates	8,503	7,497	15,731	15,362

Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(379)	(189)	(613)	(462)
Company's share of total interest expense	$81,465	$80,150	$161,919	$159,627

Ratio of EBITDA to Interest Expense	2.25	2.29	2.23	2.29

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Company's share of total EBITDA	$183,053	$183,708	$361,714	$365,921
Interest expense	(73,341)	(72,842)	(146,801)	(144,727)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	379	189	613	462
Income and other taxes	1,327	(1,495)	3,037	(2,297)
Depreciation and amortization of non-real estate assets included in operating expense	943	708	1,814	1,626
Amortization of deferred financing costs and debt premiums (discounts)	2,043	(314)	3,440	(937)
Amortization of above- and below- market leases	(853)	(1,555)	(1,735)	(3,112)
Depreciation and interest expense from unconsolidated affiliates	(16,989)	(15,052)	(31,102)	(30,426)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	311	64	456	265
Noncontrolling interest in income of other consolidated subsidiaries	6,124	6,580	12,261	12,711
(Gain) loss on outparcel sales	(1,149)	(72)	(2,015)	67
Realized foreign currency loss	-	28	169	76
Equity in earnings of unconsolidated affiliates	(409)	(62)	(948)	(1,596)
Distributions from unconsolidated affiliates	1,708	2,293	2,730	6,020
Income tax benefit from share-based compensation	(545)	-	(1,815)	-
Share-based compensation expense	580	905	1,559	1,875
Provision for doubtful accounts	290	1,666	1,745	3,797
Change in deferred tax accounts	835	1,021	349	712
Changes in operating assets and liabilities	(10,797)	1,640	(23,551)	(11,292)
Cash flows provided by operating activities	$93,510	$107,410	$181,920	$199,145

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Schedule of Mortgage and Other Notes Payable as of June 30, 2010
(Dollars in thousands)
							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Pearland, TX	Pearland Office	Aug-10	Jul-12	1.53%	$ 7,562	(a)	$ -	$ 7,562
Pearland, TX	Pearland Town Center	Aug-10	Jul-12	1.53%	126,469	(a)	-	126,469
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	40,639	(b)	40,639	-
Beaumont, TX	Parkdale Crossing	Sep-10	-	5.01%	7,549		7,549	-
Beaumont, TX	Parkdale Mall	Sep-10	-	5.01%	47,811		47,811	-
Burlington, NC	Alamance Crossing	Sep-10	Sep-11	2.79%	61,081	(c)	40,000	21,081
Stillwater, OK	Lakeview Pointe	Nov-10	-	1.34%	14,950		-	14,950
Stroud, PA	Stroud Mall	Dec-10	-	8.42%	29,570		29,570	-
Wausau, WI	Wausau Center	Dec-10	-	6.70%	10,980		10,980	-
York, PA	York Galleria	Dec-10	-	8.34%	47,232		47,232	-
D'lberville, MS	The Promenade	Dec-10	Dec-11	2.10%	76,765	(d)	-	76,765
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.35%	16,094		-	16,094
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.35%	29,424		-	29,424
Pittsburgh, PA	Settler's Ridge	Jun-11	Dec-12	3.35%	56,083		-	56,083
Lexington, KY	Fayette Mall	Jul-11	-	7.00%	86,111		86,111	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	78,748		78,748	-
Panama City, FL	Panama City Mall	Aug-11	-	7.30%	36,820		36,820	-
Chattanooga, TN	CBL Center II	Aug-11	-	4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11	-	6.98%	62,797		62,797	-
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(e)	87,500	-
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.86%	17,000		-	17,000
Ft. Smith, AR	Massard Crossing	Feb-12	-	7.54%	5,458		5,458	-
Vicksburg, MS	Pemberton Plaza	Feb-12	-	7.54%	1,865		1,865	-
Houston, TX	Willowbrook Plaza	Feb-12	-	7.54%	27,925		27,925	-
High Point, NC	Oak Hollow Mall	Feb-12	-	2.00%	39,559		39,559	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	58,528		58,528	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	32,744		32,744	-
Douglasville, GA	Arbor Place	Jul-12	-	6.51%	68,041		68,041	-
Saginaw, MI	Fashion Square	Jul-12	-	6.51%	52,095		52,095	-
Louisville, KY	Jefferson Mall	Jul-12	-	6.51%	37,902		37,902	-
North Charleston, SC	Northwoods Mall	Jul-12	-	6.51%	54,266		54,266	-
Jackson, TN	Old Hickory Mall	Jul-12	-	6.51%	30,055		30,055	-
Asheboro, NC	Randolph Mall	Jul-12	-	6.50%	13,104		13,104	-
Racine, WI	Regency Mall	Jul-12	-	6.51%	29,721		29,721	-
Douglasville, GA	The Landing at Arbor Place	Jul-12	-	6.51%	7,681		7,681	-
Spartanburg, SC	WestGate Mall	Jul-12	-	6.50%	47,075		47,075	-
Chattanooga, TN	CBL Center	Aug-12	-	6.25%	13,280		13,280	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	46,740		46,740	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	115,600		115,600	-
Greensburg, PA	Westmoreland Mall	Mar-13	-	5.05%	70,153		70,153	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	150,588		150,588	-
Columbia, SC	Columbia Place	Sep-13	-	5.45%	28,790		28,790	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	76,625		76,625	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	36,585		36,585	-
Laredo, TX	Mall del Norte	Dec-14	-	5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15	-	4.29%	71,625	(f)	71,625	-
Rockford, IL	CherryVale Mall	Oct-15	-	5.00%	86,893		86,893	-
Brookfield, IL	Brookfield Square	Nov-15	-	5.08%	97,313		97,313	-
Madison, WI	East Towne Mall	Nov-15	-	5.00%	74,072		74,072	-
Madison, WI	West Towne Mall	Nov-15	-	5.00%	104,627		104,627	-
Bloomington, IL	Eastland Mall	Dec-15	-	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	-	5.85%	31,058		31,058	-
Overland Park, KS	Oak Park Mall	Dec-15	-	5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16	-	8.38%	8,548		8,548	-
Akron, OH	Chapel Hill Mall	Aug-16	-	6.10%	73,114		73,114	-

						Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Fixed	Variable
Chesapeake, VA	Greenbrier Mall	Aug-16	-	5.91%	$ 80,566	$ 80,566	$ -
Chattanooga, TN	Hamilton Place	Aug-16	-	5.86%	110,847	110,847	-
Midland, MI	Midland Mall	Aug-16	-	6.10%	36,082	36,082	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	140,000	140,000	-
Southaven, MS	Southaven Towne Center	Jan-17	-	5.50%	43,735	43,735	-
Cary, NC	Cary Towne Center	Mar-17	-	8.50%	66,644	66,644	-
Charleston, SC	Citadel Mall	Apr-17	-	5.68%	71,896	71,896	-
Chattanooga, TN	Hamilton Corner	Apr-17	-	5.67%	16,290	16,290	-
Layton, UT	Layton Hills Mall	Apr-17	-	5.66%	102,759	102,759	-
Lafayette, LA	Mall of Acadiana	Apr-17	-	5.67%	143,775	143,775	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17	-	5.67%	42,444	42,444	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	-	5.67%	21,510	21,510	-
Cincinnati, OH	Eastgate Crossing	May-17	-	5.66%	16,002	16,002	-
Nashville, TN	CoolSprings Galleria	May-18	-	6.98%	115,000	115,000	-
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	-	6.00%	1,745	1,745	-
Winston-Salem, NC	Hanes Mall	Oct-18	-	6.99%	161,152	161,152	-
Nashville, TN	Hickory Hollow Mall	Oct-18	-	6.00%	30,198	30,198	-
Terre Haute, IN	Honey Creek Mall	Jul-19	-	8.00%	32,951	32,951	-
Daytona Beach, FL	Volusia Mall	Jul-19	-	8.00%	56,684	56,684	-
Chattanooga, TN	The Terrace	Jun-20	-	7.25%	14,800	14,800	-
Burnsville, MN	Burnsville Center	Jul-20	-	6.00%	83,000	83,000	-
	SUBTOTAL				$ 4,380,994	$ 4,003,967	$ 377,027
Weighted average interest rate					5.59%	5.92%	2.09%

Debt Premiums (Discounts): (g)

Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	$ 357	$ 357	$ -
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	1,352	1,352	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	2,415	2,415	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	1,101	1,101	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	3,601	3,601	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	1,147	1,147	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	(2,263)	(2,263)	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	(1,208)	(1,208)	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	285	285	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	(1,679)	(1,679)	-
	SUBTOTAL				$ 5,108	$ 5,108	$ -
Weighted average interest rate					4.50%	4.50%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$ 4,386,102	$ 4,009,075	$ 377,027
Weighted average interest rate					5.59%	5.92%	2.09%

Credit Facilities:
Secured credit facilities:
$105,000 capacity		Jun-11	-	4.50%	$ 3,000 (h)	$ -	$ 3,000
$560,000 capacity		Aug-11	Apr-14	2.40%	385,633	-	385,633
$525,000 capacity		Feb-12	Feb-13	5.25%	243,318	-	243,318
Total secured facilities				3.51%	631,951	-	631,951
Unsecured term facilities:
Starmount		Nov-10	Nov-12	1.45%	209,494	-	209,494
General		Apr-11	Apr-13	1.95%	228,000	-	228,000
Total term facilities				1.71%	437,494	-	437,494
	SUBTOTAL			2.77%	$ 1,069,445	$ -	$ 1,069,445

Other					$ 320	$ 320	$ -

Total Consolidated Debt					$ 5,455,867	$ 4,009,395	$ 1,446,472
Weighted average interest rate					5.04%	5.92%	2.59%

						Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Fixed	Variable
Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair	Jun-10	-	6.25%	$ 20,844 (i)	$ -	$ 20,844
West Melbourne, FL	Hammock Landing Phase II	Aug-10	Aug-11	2.34%	3,276	-	3,276
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.85%	11,561	-	11,561
West Melbourne, FL	Hammock Landing	Aug-11	Aug-13	4.50%	42,334	-	42,334
York, PA	York Town Center	Oct-11	-	1.60%	20,198	-	20,198
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363	-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	4,625	4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	2,555	2,555	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	405	405	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	1,100	1,100	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	38,813	38,813	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	971	971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	7,850	7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	1,533	1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	43,486 (j)	43,486	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	33,272	33,272	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	96,121	96,121	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	17,645	17,645	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	11,998	11,998	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	13,453	13,453	-
Greensboro, NC	The Shops at Friendly	Jan-17	-	5.90%	21,466	21,466	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	7,384	7,384	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	95,400	95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	2,936	2,936	-
Huntsville, AL	Parkway Place	Jul-20	-	6.50%	21,000	21,000	-
	SUBTOTAL				$ 589,589	$ 422,013	$ 167,576

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center II	8.00%		4.50%	$ (928)	$ -	$ (928)
High Point, NC	Oak Hollow Mall	25.00%		2.00%	(9,890)	(9,890)	-
Chattanooga, TN	CBL Center	8.00%		6.25%	(1,062)	(1,062)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,085)	(11,085)	-
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,629)	(1,629)	-
Chattanooga, TN	The Terrace	8.00%		7.25%	(1,184)	(1,184)	-
	SUBTOTAL				$ (25,778)	$ (24,850)	$ (928)

Company's Share Of Consolidated And Unconsolidated Debt					$ 6,019,678	$ 4,406,558	$ 1,613,120
Weighted average interest rate					5.06%	5.90%	2.75%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable
Total Debt of Unconsolidated Affiliates:
Lee's Summit, MO	Summit Fair	Jun-10	-	6.25%	$ 77,201	(i)	$ -	$ 77,201
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.34%	3,276		-	3,276
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.85%	11,561		-	11,561
Port Orange, FL	The Pavilion at Port Orange Phase II	Jun-11	Jun-12	0.00%	-		-	-
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	42,334		-	42,334
York, PA	York Town Center	Oct-11	-	1.60%	40,396		-	40,396
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Jun-13	4.50%	69,363		-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	809		809	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	2,199		2,199	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	77,625		77,625	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	86,973	(j)	86,973	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	55,453		55,453	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	192,242		192,242	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	35,290		35,290	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	25,259		25,259	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	26,906		26,906	-
Greensboro, NC	The Shops at Friendly	Jan-17	-	5.90%	42,931		42,931	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	14,769		14,769	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	5,871		5,871	-
Huntsville, AL	Parkway Place	Jul-20	-	6.50%	42,000		42,000	-
					$ 1,078,325		$ 834,194	$ 244,131
Weighted average interest rate					5.36%		5.63%	4.42%

(a)
The Company has an interest rate cap on a notional amount of $129,000 related to it's Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%.  The cap terminates in July 2010.

(b)	The Company replaced this loan in July 2010 with a $65,000 ten-year, non-recourse commercial mortgage-backed securities loan that bears interest at a fixed rate of 6.5%.
(c)
The Company has an interest rate swap on a notional amount of $40,000 related to Alamance Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in November 2010.

(d)
The Company has an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable- rate loan to 4.00%.  The cap terminates in December 2010.  Loan proceeds in the amount of $66,585 of the total debt balance reported have been drawn by the Company and the remainder of the balance is retained in a restricted cash account to provide for future costs, development reimbursements, or loan repayment, as required by the related debt agreement.

(e)
The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in September 2010.

(f)
The Company has an interest rate cap on a notional amount of $72,000, amortizing to $69,375 over the term of the cap, related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.  The cap terminates in January 2012.

(g)	The weighted average interest rate used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(h)	The Company extended the maturity date of this secured credit facility in July 2010 to June 2012 at its existing interest rate of 300 basis points over the LIBOR with a floor rate of 4.5%.
(i)
The Company has guaranteed 27%, up to a maximum of $31,554, of the outstanding balance of this construction financing.  This loan is currently being renegotiated and we anticipate that it will close in the third quarter.

(j)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Schedule of Maturities of Mortgage and Other Notes Payable Based on Outstanding Balances as of June 30, 2010
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$198,731	$20,844	$-	$219,575	3.65%
2011	416,921	23,474	(928)	439,467	7.30%
2012	965,647	11,561	(10,952)	966,256	16.05%
2013	1,063,092	169,549	-	1,232,641	20.48%
2014	535,618	43,486	-	579,104	9.62%
2015	800,688	129,393	-	930,081	15.45%
2016	449,157	29,643	(11,085)	467,715	7.77%
2017	525,055	140,639	(1,629)	664,065	11.03%
2018	308,095	-	-	308,095	5.12%
2019	89,635	-	-	89,635	1.49%
2020	98,120	21,000	(1,184)	117,936	1.96%
Face Amount of Debt	5,450,759	589,589	(25,778)	6,014,570	99.92%
Net Premiums on Debt	5,108	-	-	5,108	0.08%
Total	$5,455,867	$589,589	$(25,778)	$6,019,678	100.00%

Based on Original Maturity Dates as of June 30, 2010:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$680,102	$24,120	$-	$704,222	11.70%
2011	1,081,809	143,456	(928)	1,224,337	20.34%
2012	826,357	-	(10,952)	815,405	13.55%
2013	441,756	57,852	-	499,608	8.30%
2014	149,985	43,486	-	193,471	3.21%
2015	800,688	129,393	-	930,081	15.45%
2016	449,157	29,643	(11,085)	467,715	7.77%
2017	525,055	140,639	(1,629)	664,065	11.03%
2018	308,095	-	-	308,095	5.12%
2019	89,635	-	-	89,635	1.49%
2020	98,120	21,000	(1,184)	117,936	1.96%
Face Amount of Debt	5,450,759	589,589	(25,778)	6,014,570	99.92%
Net Premiums on Debt	5,108	-	-	5,108	0.08%
Total	$5,455,867	$589,589	$(25,778)	$6,019,678	100.00%

Debt Covenant Compliance Ratios as of June 30, 2010

Covenant *	Required	Actual		In Compliance
Debt to Gross Asset Value	<65%	54%		Yes
Interest Coverage Ratio	>1.75x	2.31	x	Yes
Debt Service Coverage Ratio	>1.50x	1.85	x	Yes

* Based on rolling twelve months, as applicable

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	580,855	$39.25	$33.83	-13.8%	$34.96	-10.9%
Stabilized malls	505,012	42.12	36.27	-13.9%	37.48	-11.0%
New leases	203,391	41.87	36.04	-13.9%	37.70	-10.0%
Renewal leases	301,621	42.28	36.42	-13.9%	37.33	-11.7%

Year to Date:
All Property Types (1)	1,262,916	$38.83	$33.74	-13.1%	$34.70	-10.6%
Stabilized malls	1,153,542	40.57	35.24	-13.1%	36.24	-10.7%
New leases	338,321	43.38	37.19	-14.3%	39.06	-10.0%
Renewal leases	815,221	39.41	34.42	-12.7%	35.07	-11.0%

Total Leasing Activity

Square Feet
Quarter:
Total Leased	1,251,371
Operating Portfolio	1,206,075
Development Portfolio	45,296

Year to Date:
Total Leased	2,390,734
Operating Portfolio	2,148,258
Development Portfolio	242,476

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of June 30,
	2010	2009
Stabilized malls	$28.95	$29.27
Non-stabilized malls	25.41	26.71
Associated centers	11.89	11.90
Community centers	14.68	14.80
Other	19.21	19.09

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Top 25 Tenants Based on Percentage of Total Revenues as of June 30, 2010

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	159	800,522	3.09%
2	Foot Locker, Inc.	176	675,094	2.48%
3	Abercrombie & Fitch, Co.	96	651,171	2.21%
4	The Gap Inc.	89	960,893	2.14%
5	AE Outfitters Retail Company	85	499,111	2.13%
6	Signet Group plc (2)	116	206,621	1.86%
7	Genesco Inc. (3)	192	278,228	1.56%
8	Luxottica Group, S.P.A. (4)	141	313,406	1.50%
9	Dick's Sporting Goods, Inc.	18	1,074,973	1.42%
10	Express Fashions	48	398,716	1.33%
11	Zale Corporation	134	136,563	1.32%
12	JC Penney Company, Inc. (5)	74	8,470,642	1.29%
13	Finish Line, Inc.	72	372,872	1.26%
14	New York & Company, Inc.	55	391,967	1.22%
15	Charlotte Russe Holding, Inc.	52	360,274	1.10%
16	Dress Barn, Inc. (6)	96	422,299	1.06%
17	Aeropostale, Inc.	76	261,198	1.02%
18	Pacific Sunwear of California	67	248,824	0.97%
19	Barnes & Noble Inc.	20	704,452	0.89%
20	The Buckle, Inc.	48	237,975	0.88%
21	Sun Capital Partners, Inc. (7)	56	619,879	0.86%
22	The Regis Corporation	155	186,642	0.86%
23	The Children's Place Retail Stores, Inc.	54	228,965	0.86%
24	Christopher & Banks, Inc.	84	287,130	0.82%
25	Forever 21 Retail, Inc.	19	273,498	0.80%
		2,182	19,061,915	34.93%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.
(5)	JC Penney Company, Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's Restaurants, Anchor Blue Retail Group, Smokey Bones Barbeque and Grill, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Capital Expenditures for the Three Months and Six Months Ended June 30, 2010
(In thousands)

	Three Months	Six Months

Tenant allowances	$13,466	$17,683

Renovations	13	117

Deferred maintenance:
Parking lot and parking lot lighting	472	479
Roof repairs and replacements	1,277	1,816
Other capital expenditures	1,838	4,500
Total deferred maintenance expenditures	3,587	6,795

Total capital expenditures	$17,066	$24,595

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2010	2009
Quarter ended:
March 31,	$212	$651
June 30,	567	208
September 30,	-	690
December 31,	-	699
	$779	$2,248

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2010

Properties Opened During the Six Months Ended June 30, 2010
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Date Opened	Initial Yield
Community/Open-Air Centers:
The Pavilion at Port Orange (Phase I and Phase 1A) (a)	Port Orange, FL	492,394	$67,439	$70,747	Fall-09/Spring-10	7.3	%*

Properties Under Development at June 30, 2010
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Expected Opening Date	Initial Yield
Community/Open-Air Centers:
The Forum at Grandview Phase I (a)	Madison, MS	110,690	$19,653	$13,013	Fall-10	6.0	%*

(a)	The Pavilion at Port Orange is a 50/50 joint venture and The Forum at Grandview is a 75/25 joint venture.
(b)	Total Cost is presented net of reimbursements to be received.
(c)	Cost to Date does not reflect reimbursements until they are received.

*	Pro forma intial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.